Exhibit 99.1

urban-gro, Inc. Announces Shareholder Approval of Name Change to Flash Sports and Media, Inc. and New Ticker Symbol “FLZH”

New corporate identity reflects the Company’s strategic transition into the global sports and media industry following its business combination with Flash Sports & Media

LAFAYETTE, COLORADO, June 12, 2026 / GlobeNewswire / urban-gro, Inc. (Nasdaq: UGRO) (the “Company”) today announced that, at a special meeting of shareholders held earlier today, shareholders approved the Company’s name change to Flash Sports & Media, Inc. The Company also announced that its common stock is expected to begin trading under the new ticker symbol “FLZH” on The Nasdaq Stock Market, subject to Nasdaq’s processing and effectiveness.

The new corporate name reflects the next chapter for the Company as a global sports and media platform focused on the creation, production, commercialization, and monetization of live sports properties, media rights, sponsorships, branded content, and fan engagement opportunities.

Following the Company’s previously announced business combination with Flash Sports & Media and the integration of Innovative Production Group FZ, LLC (“IPG”), the Company no longer operates in its legacy markets and is now focused exclusively on building its sports, media, and experiential platform.

“The approval of our name change to Flash Sports and Media, Inc. marks an important milestone in the Company’s transformation,” said Bradley Nattrass, Chief Executive Officer. “Our new name and ticker symbol better reflect who we are today and where we are headed. We believe live sports, global media rights, sponsorship, and fan engagement represent compelling long-term opportunities, and Flash Sports and Media is being built to participate in that growing global ecosystem.”

The Company expects to provide additional updates regarding its sports and media initiatives, strategic partnerships, commercial opportunities, and corporate development plans as appropriate.

About Flash Sports and Media, Inc.

Flash Sports and Media, Inc. is a global sports, media, and experiential platform focused on the creation, production, commercialization, and monetization of live events, sports properties, original content, media rights, sponsorships, and branded fan experiences. Following its business combination with Flash Sports & Media and the integration of Innovative Production Group FZ, LLC, the Company is focused on opportunities across the global sports and media industry.

Investor Relations Contact

Investors@flashsm.com

Company Websites

https://flashsportsandmedia.com
https://www.theipggroup.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s name change and ticker symbol change; the Company’s strategic transition into the sports and media industry; the anticipated benefits of its business combination with Flash Sports & Media; the development and commercialization of sports and media platforms; potential media rights, sponsorship, live event, content, and fan engagement opportunities; and the Company’s ability to execute its business strategy.

These forward-looking statements are based on current expectations, estimates, and assumptions and involve known and unknown risks and uncertainties that could cause actual results and outcomes to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, without limitation, risks relating to the Company’s strategic transition, integration of Flash Sports & Media and IPG, the Company’s ability to develop and monetize sports and media opportunities, market acceptance, third-party relationships, financing needs, regulatory matters, Nasdaq compliance, and general economic, market, and industry conditions.

Additional factors that could cause actual results to differ materially from those described in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission, available at www.sec.gov. Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise any forward-looking statements except as required by law.

Source: Flash Sports and Media, Inc.